UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

NOVEMBER 18, 2024

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K of Empire Petroleum Corporation (the “Company”) filed on January 5, 2024, Empire North Dakota LLC, a Delaware limited liability company (“Empire North Dakota”) and wholly owned subsidiary of the Company, and Empire ND Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Empire ND Acquisition” and, collectively with Empire North Dakota, the “Borrowers”), entered into that certain Revolver Loan Agreement dated as of December 29, 2023 with Equity Bank, as lender (the “Loan Agreement”).

On November 18, 2024, the Borrowers and Equity Bank entered into that certain first amendment to the Loan Agreement (the “First Amendment”). The First Amendment amended the Loan Agreement to, among other things: (a) amend certain definitions; (b) increase the revolver commitment amount to $20,000,000 from an initial revolver commitment amount of $10,000,000; and (c) increase the monthly commitment reduction amount from $150,000 to $250,000, commencing on December 31, 2024, and occurring on the last day of each calendar month thereafter. The Loan Agreement continues to mature on December 29, 2026 and be guaranteed by the Company.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the full terms and conditions of the First Amendment, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On November 22, 2024, the Company issued a press release announcing the First Amendment. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description
10	First Amendment to Revolver Loan Agreement dated as of November 18, 2024, by and between Empire North Dakota LLC and Empire ND Acquisition LLC, as borrowers, and Equity Bank, as lender.
99	Press Release of Empire Petroleum Corporation dated November 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: November 22, 2024	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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